UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 9/29/2010

Commission File Number

Kraton Performance Polymers, Inc.	001-34581
Kraton Polymers LLC	333-123747

Kraton Performance Polymers, Inc.

Kraton Polymers LLC

(Exact name of registrant as specified in its charter)

Kraton Performance Polymers, Inc.	Delaware	20-0411521
Kraton Polymers LLC	Delaware	26-3739386
	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

15710 John F. Kennedy Blvd., Suite 300

Houston, TX 77032

(Address of principal executive offices, including zip code)

281-504-4700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 4, 2010, Kraton Performance Polymers, Inc. (NYSE:KRA), issued a press release announcing the closing of its secondary public offering of 8,000,000 shares of its common stock at a price of $26.50per share and the underwriters exercise of their option to purchase 1,200,000 additional shares of common stock at a price of $26.50 per share to cover over-allotments. The shares are listed on the New York Stock Exchange and trade under the symbol “KRA”.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is filed with this Current Report pursuant to Item 8.01.

(d) Exhibits

99.1: Press Release dated October 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraton Performance Polymers, Inc.

Date: October 4, 2010	By:	/s/ Stephen E. Tremblay
Stephen E. Tremblay
Chief Financial Officer

Kraton Polymers LLC

Date: October 4, 2010	By:	/s/ Stephen E. Tremblay
Stephen E. Tremblay
Chief Financial Officer